UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PCTEX

Putnam California Tax Exempt Income Fund

Annual report 9|30|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true for Putnam California Tax Exempt Income Fund, which explores the vast California municipal bond market, investing across a range of market sectors.

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly.

The fund combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers carefully consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The fund is backed by the resources of Putnam’s fixed-income organization, in which bond analysts conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of their in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	California Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Putnam California Tax Exempt Income Fund posted strong gains during its fiscal year. How would you describe the investment environment?

The past 12 months marked a particularly strong period for both municipal bonds and the fund. For much of the period, interest rates trended lower as investors focused on the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. This downward trend in rates helped bond markets in general, as bond prices move in the opposite direction of rates. Technical factors were also a tailwind for investors, as strong market demand continued to outpace supply, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark over the past 12 months, although it trailed the average return of its Lipper peer group.

What has the default picture looked like in the municipal bond market?

Bankruptcy filings continued to capture headlines in 2012, with three California cities — Mammoth Lakes, San Bernardino, and

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

California Tax Exempt Income Fund	5

Stockton — all filing for protection in recent months. While these developments captured media attention, it’s important to put them in context. Through the end of September 2012, $3.3 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.09% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate.

Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines in 2012 and into 2013 as a number of municipalities work to find their fiscal footing and additional bankruptcy filings are certainly a possibility.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race heated up, there was more discussion about tax reform and federal spending levels. Tax rates, of course, represent one component of the broader “fiscal cliff” looming at the start of 2013. Without additional legislation, the so-called Bush-era tax cuts will expire and federal funding will automatically be sequestered — per last year’s debt ceiling negotiations — beginning January 1, 2013. The Congressional Budget Office estimates that the combined effect of the spending cuts and tax hikes could negatively impact GDP anywhere from –2% to –4%. With the U.S. economy only growing at a rate of about 2% a year, that level of decline obviously would be detrimental. Lawmakers are keenly aware of the issues, and our belief is that Congress will likely act sometime before the end of the year. The market is hopeful that an extension deal

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	California Tax Exempt Income Fund

can be reached before January, and a longer-term solution to debt levels may be addressed in the first part of 2013.

All told, it’s difficult to gauge the net effect of this policy uncertainty. To date, the performance of the municipal bond market has been quite strong despite the uncertainty related to the fiscal cliff. As always, we are monitoring the political situation closely, and believe that, given the less-than-certain environment going forward, our funds are well positioned for helping investors pursue diverse tax-free income opportunities.

How are states’ finances faring today?

We have definitely seen improvement across the board. The National Conference of State Legislatures recently reported that for the first time since 2008, more than half of the states are projected to finish their fiscal years with positive balances — an encouraging trend. That said, stresses continue to exist at the local level. One of the ways that many states have lowered expenses has been to reduce their financial support at the local level. Moreover, should the economy begin to decelerate and growth begin to stall, that would almost certainly negatively affect municipal finances. With this in mind, we are taking a somewhat cautious view on the outlook for local general obligation bonds overall.

Credit qualities are shown as a percentage of the fund’s portfolio value as of 9/30/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

California Tax Exempt Income Fund	7

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held overweight positions in A-rated and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

We continue to be optimistic on the outlook for municipal bonds, given strong market technicals, and maintain our overweight to essential service revenue bonds. While spreads are well off their wides, they remain

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

8	California Tax Exempt Income Fund

attractive. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. Like most asset classes, the municipal market will likely be more heavily influenced by the fiscal cliff the closer we get to January 1, as market participants look to Washington, D.C. for clues about a short-term extension of tax rates, the sequester, the debt ceiling, and the potential for broader tax reform in 2013. All of these factors could impact the value of municipal bonds’ tax exemption, the availability of those bonds, and the transfer of federal dollars to state and local municipalities, and therefore credit quality.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

California Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.81%	6.66%	6.04%	6.04%	5.96%	5.96%	6.41%	6.29%	6.85%

10 years	55.96	49.49	46.41	46.41	44.07	44.07	51.54	46.36	57.88
Annual average	4.54	4.10	3.89	3.89	3.72	3.72	4.24	3.88	4.67

5 years	31.17	25.89	27.00	25.00	26.29	26.29	29.22	25.00	32.82
Annual average	5.58	4.71	4.90	4.56	4.78	4.78	5.26	4.56	5.84

3 years	20.62	15.77	18.49	15.49	17.92	17.92	19.64	15.65	21.55
Annual average	6.45	5.00	5.82	4.92	5.65	5.65	6.16	4.97	6.72

1 year	11.12	6.62	10.42	5.42	10.19	9.19	10.83	7.23	11.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	California Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/12

		Lipper California
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.29%	6.87%

10 years	63.38	53.03
Annual average	5.03	4.33

5 years	34.18	29.38
Annual average	6.06	5.27

3 years	19.06	21.12
Annual average	5.99	6.58

1 year	8.32	11.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 118, 113, 104, 87, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,641 and $14,407, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,636. A $10,000 investment in the fund’s class Y shares would have been valued at $15,788.

California Tax Exempt Income Fund	11

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.343812		$0.292724	$0.280153	$0.321096		$0.361361

Capital gains [2]	—		—	—	—		—

Total	$0.343812		$0.292724	$0.280153	$0.321096		$0.361361

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/11	$7.83	$8.16	$7.83	$7.87	$7.81	$8.07	$7.85

9/30/12	8.34	8.69	8.34	8.38	8.32	8.60	8.36

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.03%	3.86%	3.40%	3.22%	3.75%	3.63%	4.23%

Taxable equivalent [4]	6.91	6.62	5.83	5.52	6.43	6.23	7.26

Current 30-day SEC yield [5]	N/A	2.92	2.41	2.26	N/A	2.67	3.26

Taxable equivalent [4]	N/A	5.01	4.13	3.88	N/A	4.58	5.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 41.70% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/11	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 9/30/12*	0.74%	1.37%	1.52%	1.02%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$7.01	$7.77	$5.22	$2.67

Ending value (after expenses)	$1,049.60	$1,047.50	$1,045.30	$1,048.30	$1,050.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.74	$6.91	$7.67	$5.15	$2.63

Ending value (after expenses)	$1,021.30	$1,018.15	$1,017.40	$1,019.90	$1,022.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

California Tax Exempt Income Fund	15

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	California Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

California Tax Exempt Income Fund	17

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

18	California Tax Exempt Income Fund

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

California Tax Exempt Income Fund	19

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 114, 110 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

20	California Tax Exempt Income Fund

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

California Tax Exempt Income Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2012

California Tax Exempt Income Fund	23

The fund’s portfolio 9/30/12
Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
Cmnwlth. of PR Gtd. Commonwealth of Puerto	U.S. Govt. Coll. U.S. Government Collateralized
Rico Guaranteed	VRDN Variable Rate Demand Notes, which are
COP Certificates of Participation	floating-rate securities with long-term maturities, that
FGIC Financial Guaranty Insurance Company	carry coupons that reset every one or seven days. The
FNMA Coll. Federal National Mortgage	rate shown is the current interest rate at the close of
Association Collateralized	the reporting period.

MUNICIPAL BONDS AND NOTES (100.3%)*	Rating**	Principal amount	Value

California (94.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	A+	$20,750,000	$24,561,153
(Episcopal Sr. Cmnty.), 6 1/8s, 7/1/41	BBB+	2,045,000	2,324,040
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	5,625,000	6,381,394

ABAG Fin. Auth. Non-Profit Corps Insd. Sr.
Living Rev. Bonds (Odd Fellows Home), Ser. A,
5s, 4/1/32 ∆	A–	3,000,000	3,381,150

Alameda, Corridor Trans. Auth. Rev. Bonds,
Ser. A, AMBAC, zero %, 10/1/19	BBB+	29,270,000	22,006,064

Anaheim, Pub. Fin. Auth. Rev. Bonds
(Elec. Syst. Distr. Fac.), Ser. A, 5 3/8s, 10/1/36	AA–	3,000,000	3,441,120
(Distr. Syst.), NATL, 5s, 10/1/29	A+	1,945,000	2,022,061

Arcadia, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. A, AGM, zero %, 8/1/18	Aa2	1,500,000	1,229,505

Bay Area Toll Auth. of CA Rev Bonds, Ser. F, 5s,
4/1/31 T	AA	13,600,000	15,173,230

Burbank, Pub. Fin. Auth. Tax Alloc. Bonds (West
Olive Redev.), AMBAC, 5s, 12/1/26	BBB+	3,390,000	3,379,559

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	10,250,000	12,005,210
(Adventist Hlth. Syst.-West), Ser. A,
5 3/4s, 9/1/39	A	10,500,000	11,801,685

CA Edl. Fac. Auth. Rev. Bonds
(CA College of Arts), 5s, 6/1/30	Baa3	1,825,000	1,862,212
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	5,000,000	5,415,200
(Chapman U.), 5s, 4/1/31	A2	2,425,000	2,730,138
(Claremont Graduate U.), Ser. A, 5 1/8s, 3/1/28	A3	1,270,000	1,381,989
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,609,671
(Claremont Graduate U.), Ser. A, 6s, 3/1/38	A3	1,045,000	1,161,309
(Loyola-Marymount U.), Ser. A, 5 1/8s, 10/1/40	A2	2,955,000	3,208,628
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,917,673
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,291,175
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,555,890
(Pacific U.), 5 1/2s, 11/1/39	A2	1,150,000	1,289,990

24	California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA Edl. Fac. Auth. Rev. Bonds
(Pacific U.), 5 1/2s, 11/1/39 (Prerefunded 11/1/19)	A2	$100,000	$130,595
(U. of La Verne), Ser. A, 5s, 6/1/31	Baa2	1,970,000	2,042,338
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	1,000,000	1,034,660
(U. of the Pacific), 5 1/4s, 11/1/29	A2	1,265,000	1,430,614
(U. of the Pacific), 5s, 11/1/25	A2	4,000,000	4,303,000
(U. of the Pacific), 5s, 11/1/30	A2	2,500,000	2,627,850
(U. of the Pacific), 5s, 11/1/36	A2	10,735,000	11,197,457
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	6,680,320
(U. Southern CA), Ser. A, 5s, 10/1/39	Aa1	6,670,000	7,565,114

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Adventist Hlth. Syst.), VRDN Ser. A, 0.18s, 9/1/25	VMIG1	6,600,000	6,600,000
(CA-NV Methodist), 5s, 7/1/26	A–	1,745,000	1,826,649
(Catholic Hlth. Care West), Ser. J, 5 5/8s, 7/1/32	A2	2,750,000	2,998,628
(Cedars Sinai Med. Ctr.), 5s, 8/15/39	A2	14,170,000	15,474,915
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	AAA	6,250,000	6,705,813
(Providence Hlth. & Svcs.), Class C,
6 1/4s, 10/1/28	Aa2	3,350,000	4,099,630
(Providence Hlth. & Svcs.), Ser. C,
6 1/2s, 10/1/38	Aa2	5,400,000	6,592,158
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s,
10/1/38 (Prerefunded 10/1/18)	AAA/P	100,000	133,643
(Scripps Hlth.), Ser. A, 5s, 11/15/32	Aa3	1,000,000	1,137,930
(Scripps Hlth.), Ser. A, 5s, 11/15/40	Aa3	1,500,000	1,653,330
(Stanford Hosp.), Ser. A-2, 5 1/4s, 11/15/40	Aa3	1,000,000	1,145,630
(Sutter Hlth.), Ser. A, 5 1/4s, 11/15/46	Aa3	10,000,000	10,582,500

CA Hlth. Fac. Fin. Auth. VRDN (Adventist Hlth.
Syst.), Ser. B, 0.18s, 9/1/25	VMIG1	10,150,000	10,150,000

CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	A	10,000	10,419
(Home Mtge.), Ser. I, 4 7/8s, 8/1/41	A	4,060,000	3,800,525
(Home Mtge.), Ser. I, 4.6s, 8/1/21	A	2,845,000	2,856,152
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,438,725
(Home Mtge.), Ser. L, FNMA Coll., 5.2s, 8/1/28	A	2,525,000	2,586,105
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	A	6,165,000	5,555,343
(Multi-Fam. Hsg. III), Ser. B, NATL, 5 1/2s, 8/1/39	A3	1,650,000	1,649,951
Ser. J, 5 3/4s, 8/1/47	A	2,440,000	2,535,380

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), Ser. A, 6 1/4s, 2/1/39	A1	12,000,000	13,033,680
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	A–	4,985,000	5,433,451

CA Infrastructure & Econ. Dev. Bank VRDN
(Los Angeles Museum), Ser. A, 0.16s, 9/1/37	VMIG1	5,295,000	5,295,000
(Los Angeles Museum), Ser. B, 0.16s, 9/1/37	VMIG1	3,900,000	3,900,000

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	11,000,000	11,272,580
5 1/4s, 2/1/37	Baa2	14,650,000	15,152,495

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5 7/8s, 10/1/34	Baa1	12,470,000	13,600,281
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	243,703
(Eisenhower Med. Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa2	10,500,000	11,449,725

California Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA Muni. Fin. Auth. Rev. Bonds
(Emerson College), 5 3/4s, 1/1/33	Baa1	$2,000,000	$2,363,080
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,187,240
(Loma Linda U.), 5s, 4/1/28	A	2,000,000	2,109,280
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa2	4,000,000	4,614,240
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	822,200

CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 6 1/8s, 5/15/39	A–	4,000,000	4,409,040

CA Poll. Control Fin. Auth. Rev. Bonds (San Jose
Wtr. Co.), 5.1s, 6/1/40	A	4,500,000	4,888,575

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.)
Ser. F, 0.16s, 11/1/26	A–1+	17,100,000	17,100,000
Class C, 0.20s, 11/1/26	A–1+	19,300,000	19,300,000
Ser. E, 0.16s, 11/1/26	VMIG1	3,500,000	3,500,000

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. B,
5s, 7/1/27	BBB	4,500,000	4,831,020

CA Poll. Control Fin. Auth. Solid Waste Disp.
144A Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	7,500,000	8,091,375

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	4,000,000	4,160,240

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	43,000,000	54,370,920
5 3/4s, 4/1/31	A1	40,620,000	47,901,947
5 1/4s, 4/1/35	A1	11,000,000	12,765,390
5 1/4s, 2/1/29	A1	4,000,000	4,723,800
5s, 11/1/32	A1	3,360,000	3,764,981

CA State VRDN, 0.16s, 5/1/33	VMIG1	5,000,000	5,000,000

CA State Enterprise Auth. Swr. Fac. Rev. Bonds
(Anheuser-Busch), 5.3s, 9/1/47	A	2,000,000	2,001,040

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/24	A2	3,615,000	4,407,878
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/27	A2	575,000	694,186
(Dept. of Ed. — Riverside Campus), Ser. B,
6 1/8s, 4/1/29	A2	490,000	590,656
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/24	A2	4,485,000	5,468,695
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/26	A2	2,625,000	3,179,610
(Regents U.), Ser. E, 5s, 4/1/28	Aa2	8,290,000	9,408,238
(Regents U.), Ser. E, 5s, 4/1/29	Aa2	7,015,000	7,890,191
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	1,755,000	2,126,972
(Trustees CA State U.), Ser. D, 6s, 4/1/26	Aa3	1,365,000	1,644,306
Ser. A-1, 5 1/2s, 3/1/25	A2	2,500,000	2,832,550
Ser. G-1, 5 3/4s, 10/1/30	A2	11,500,000	13,301,360
Ser. I-1, 6 1/8s, 11/1/29	A2	3,000,000	3,666,540

26	California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, NATL, 6 1/2s, 9/1/17	A2	$21,225,000	$23,456,172
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	A2	17,250,000	19,150,950

CA State U. Rev. Bonds (Systemwide), Ser. A
5 3/4s, 11/1/28	Aa2	5,000,000	5,926,550
5s, 11/1/37	Aa2	5,430,000	6,245,966

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	15,300,000	15,338,097

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB	4,500,000	4,908,915
(Catholic Hlth. Care West), Ser. A, 5 1/2s, 7/1/30	A2	9,880,000	11,084,965
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	A–	5,000,000	5,734,700
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	A–	7,500,000	8,474,550
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/20	A–	1,055,000	1,152,123
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/27	A–	3,685,000	3,918,224
(Huntington Memorial Hosp.), 5s, 7/1/35	A+	11,175,000	11,491,364
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	11,000,000	12,003,970
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	19,000,000	20,229,680
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	1,815,000	1,923,356
(Sr. Living — Presbyterian Homes), 7 1/4s,
11/15/41	BBB–	6,000,000	6,982,980
(Sutter Hlth.), Ser. A, 6s, 8/15/42	Aa3	5,000,000	5,962,800
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	2,000,000	2,152,680
(Terraces at San Joaquin Gardens), Ser. A, 5s,
10/1/22	BB/P	3,150,000	3,306,713
Ser. C, 5 1/4s, 8/1/31	A+	7,600,000	8,404,992

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB	950,000	1,036,640
(Front Porch Cmntys. & Svcs.), Ser. A, 5 1/8s,
4/1/37	BBB	9,500,000	9,715,840
(Thomas Jefferson School of Law), Ser. A, 7 1/4s,
10/1/38	BB	2,415,000	2,578,858

CA Statewide Cmnty. Dev. Auth. Special Tax Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	2,270,000	2,273,087
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	995,000	524,882

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	Baa3	2,930,000	2,930,938

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	1,656,788

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA	10,000,000	5,518,200

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGO, 5s, 6/1/30	Aa3	3,540,000	3,923,453

Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,792,713
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,036,560
(No. 07-1 Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB+/P	2,315,000	2,347,155
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	340,000	346,253

California Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	Aa3	$2,600,000	$3,072,264
Ser. D, 5 7/8s, 1/1/34	Aa3	5,000,000	5,911,500

Coast, Cmnty. College Dist. G.O. Bonds, NATL
zero %, 8/1/22	Aa1	1,280,000	908,403
zero %, 8/1/21	Aa1	4,500,000	3,361,995

Commerce, Redev. Agcy. Tax Alloc. Bonds (Redev.
Area 1), zero %, 8/1/21 (Escrowed to maturity)	AAA/P	50,240,000	31,377,392

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, NATL, zero %, 9/1/17 (Escrowed
to maturity)	Aaa	18,570,000	13,495,005

Corona, Cmnty. Fac. Dist. Special Tax Bonds (No.
97-2 Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB+/P	2,395,000	2,421,489

Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	20,200,000	20,213,736

Duarte, COP, Ser. A
5 1/4s, 4/1/31	A1	7,000,000	7,025,690
5 1/4s, 4/1/24	A1	3,000,000	3,010,560

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17 (Escrowed to maturity)	AA/F	7,300,000	8,399,088

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	A1	1,505,000	863,644

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	6,750,000	7,789,905

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road), 5 3/4s, 1/15/40	Baa3	19,000,000	19,015,200
(CA Toll Roads), NATL, 5 3/8s, 1/15/14	Baa2	5,000,000	5,013,500
(CA Toll Roads), Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,965,580

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded 6/1/13)	Aaa	6,075,000	6,379,418
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded 6/1/13)	Aaa	7,070,000	7,349,548
Ser. A-1, 5s, 6/1/33	B3	12,340,000	10,069,563
Ser. A, AGM, 4.55s, 6/1/22	Aa3	4,085,000	4,441,089
Ser. A-1, 4 1/2s, 6/1/27	B	10,675,000	9,345,109
Ser. S-B, zero %, 6/1/47	CCC+	24,000,000	1,839,120
Ser. A, AMBAC, zero %, 6/1/24	A2	15,500,000	9,309,455

Golden West, School Fin. Auth. Rev. Bonds,
Ser. A, NATL
zero %, 8/1/20	Baa2	2,000,000	1,472,500
zero %, 2/1/20	Baa2	2,480,000	1,888,942

Huntington Beach, Cmnty. Fac. Dist. Special Tax
Bonds (No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB+/P	2,845,000	2,886,850
5.8s, 9/1/23	BB+/P	1,000,000	1,024,800

Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6 1/4s, 11/1/31	AA–	1,000,000	1,251,950
Ser. A, 5 1/2s, 11/1/41	AA–	9,000,000	10,270,350
5 1/8s, 11/1/38	AA–	7,000,000	7,677,950
Ser. C, 5s, 11/1/41	AA–	7,195,000	7,879,604

28	California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
Infrastructure & Econ. Dev. Bank Rev. Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	$4,000,000	$4,237,640

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist No. 12-1), 5s, 9/2/23	BBB+	1,000,000	1,151,860

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 04-20)
5s, 9/2/25	BB–/P	2,000,000	2,065,160
5s, 9/2/21	BB–/P	1,000,000	1,034,990
5s, 9/2/20	BB–/P	1,000,000	1,035,670
5s, 9/2/19	BB–/P	1,000,000	1,036,480
4 7/8s, 9/2/18	BB–/P	1,000,000	1,036,610

Irvine, Impt. Board Act of 1915 Ltd. Oblig.
Special Assmt. Bonds (No. 03-19 Group 4),
5s, 9/2/29	BB/P	665,000	670,140

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, AGM, 5s, 8/1/28	Aa2	5,245,000	5,645,089
AGM, zero %, 11/1/23	Aa2	1,395,000	895,660

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/28	A–	5,000,000	5,749,000
(Aquarium of the Pacific), 5s, 11/1/30	A1	1,000,000	1,145,050
(Aquarium of the Pacific), 5s, 11/1/29	A1	1,250,000	1,437,700

Los Angeles Cnty., School Dist. COP (Headquarters
Bldg.), Ser. B
5s, 10/1/31	A1	1,125,000	1,255,219
5s, 10/1/30	A1	1,250,000	1,401,375

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, 6s, 8/1/33	Aa1	10,000,000	12,311,000

Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev.
Bonds (Bunker Hill), Ser. A, AGM, 5s, 12/1/27	Aa3	16,000,000	16,985,440

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	5,000,000	5,611,100
Ser. D, 5s, 5/15/40	AA	11,500,000	12,905,530

Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. A, 5s, 7/1/37	Aa2	2,000,000	2,343,100
Ser. B, 5s, 7/1/35	Aa2	5,000,000	5,908,800

Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt.
Coll., 7.6s, 10/1/18 (Escrowed to maturity)	AA+	13,260,000	15,821,434

Los Angeles, Unified School Dist. G.O. Bonds
Ser. D, 5s, 1/1/34	Aa2	3,865,000	4,379,045
Ser. F, 5s, 7/1/29	Aa2	2,000,000	2,292,440

Los Angeles, Wastewater Syst. Rev. Bonds, Ser. B,
5s, 6/1/30	AA	12,310,000	14,680,044

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	5,000,000	6,518,250

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	20,000,000	23,943,600

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	Aa3	6,445,000	2,633,040

California Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
Murrieta, Pub. Fin. Auth. Rev. Bonds, 5s, 9/1/26	BBB–	$1,000,000	$1,094,840

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	Aa2	5,000	3,297
zero %, 8/1/21	Aa2	8,575,000	5,992,467

North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB–/P	6,150,000	6,183,087
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	3,770,000	3,788,435
Ser. D, 5s, 9/1/26	BBB–/P	1,710,000	1,739,669

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/32	A+	700,000	814,289
5s, 7/1/30	A+	1,000,000	1,176,180

Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale
Transit Village), Ser. B, 0.26s, 7/1/33	VMIG2	1,275,000	1,275,000

Oakland, Swr. Rev. Bonds, Ser. A, AGM, 5s, 6/15/26	Aa3	3,690,000	3,890,552

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2006), Ser. A, 6 1/8s, 8/1/29	BBB/P	4,000,000	4,554,440

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB–/P	2,750,000	2,774,448
(Ladera Ranch — No. 02-1), Ser. A, 5.55s, 8/15/33	BBB–/P	3,725,000	3,738,522
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB–/P	1,000,000	1,011,660

Palomar Pomerado, Hlth. G.O. Bonds (Election
of 2004), Ser. A, AGO
zero %, 8/1/27	Aa3	3,395,000	1,814,526
zero %, 8/1/26	Aa3	5,000,000	2,814,200
zero %, 8/1/24	Aa3	5,130,000	3,237,440

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	6,685,800
5 1/2s, 9/1/31	A+	1,000,000	1,122,450

Placentia, Redev. Auth. Tax Alloc. Bonds, Ser. B,
5 3/4s, 8/1/32	BBB+	3,000,000	3,013,680

Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P
5s, 5/1/33	A+	1,860,000	2,078,903
5s, 5/1/31	A+	1,000,000	1,125,480

Poway, Unified School Dist. G.O. Bonds
(Cap. Appn. School Fac. Impt.), zero %, 8/1/46	Aa2	10,000,000	1,844,500
(Election of 2008), zero %, 8/1/29	Aa2	11,350,000	5,492,606

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (No. 2003-1 Sunridge Anatolia),
6.1s, 9/1/37	BB+/P	1,485,000	1,493,658

Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/47	Baa2	6,000,000	6,108,540

Redding, Elec. Syst. Rev. Bonds, NATL, 6.368s,
7/1/22 (Escrowed to maturity)	Baa2	17,350,000	21,858,918

Redwood City, Redev. Agcy., Tax Alloc. Bonds
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	1,998,078

Richmond, JT Pwrs. Fin. Auth. Rev. Bonds (Lease
Civic Ctr.), AGO, 5 3/4s, 8/1/29	Aa3	2,000,000	2,288,060

30	California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5s, 8/1/31	Aa3	$6,000,000	$6,532,560

Ripon, Redev. Agcy. Tax Alloc. Bonds (Cmnty.
Redev.), NATL, 4 3/4s, 11/1/36	Baa2	1,460,000	1,323,797

Riverside Cnty., Pub. Fin. Auth. COP, 5.8s,
5/15/29	B/P	4,250,000	2,306,560

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	A–	1,340,000	740,256

Sacramento Cnty., Arpt. Syst. Rev. Bonds
5s, 7/1/40	A2	2,650,000	2,930,715
Ser. A, AGM, 5s, 7/1/28	Aa3	1,500,000	1,678,140
Ser. A, AGM, 5s, 7/1/26	Aa3	5,000,000	5,582,550
Ser. A, AGM, 5s, 7/1/25	Aa3	3,990,000	4,470,635

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,455,000	1,462,828
5.7s, 9/1/23	BBB–/P	4,795,000	4,837,196

Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/23	A–	15,815,000	9,582,150
Ser. A, FGIC, NATL, zero %, 12/1/22	A–	7,500,000	4,809,900
(Cap. Appn.), Ser. A, FGIC, NATL, zero %, 12/1/19	A–	5,000,000	3,837,400

Sacramento, Muni. Util. Dist. Rev. Bonds
Ser. Y, 5s, 8/15/32	A1	1,500,000	1,746,165
Ser. Y, 5s, 8/15/31	A1	500,000	584,840
Ser. X, 5s, 8/15/28	A1	1,650,000	1,940,301

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5 1/4s, 7/1/24	A1	11,520,000	14,358,298

Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Cosumnes), NATL, 5s, 7/1/19	A3	1,070,000	1,182,361

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6 1/4s, 8/1/33	Aa2	1,000,000	1,191,390

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds, Ser. A
5 1/4s, 3/1/40	A+	1,000,000	1,081,910
5 1/4s, 9/1/35	A+	1,500,000	1,641,990
5 1/4s, 3/1/25	A+	6,065,000	6,873,343
5s, 9/1/26	A+	6,265,000	6,959,601

San Diego, Pub. Fac. Fin. Auth. Tax Alloc. Bonds
(Southcrest), Ser. B, Radian Insd., 5 1/8s,
10/1/22	Ba1	1,000,000	1,033,550

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A
5 1/4s, 5/15/29	Aa3	1,245,000	1,483,928
5 1/8s, 5/15/29	Aa3	7,885,000	9,197,379

San Diego, Redev. Agcy. Tax Alloc. Bonds
(Centre City), Ser. A, SGI, 5s, 9/1/22	A	4,665,000	4,774,907

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa2	10,000,000	1,834,000
(Election of 2008), Ser. C, zero %, 7/1/44	Aa2	15,000,000	3,051,300

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds, 5s, 5/1/29	A1	1,800,000	2,122,344

California Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco City & Cnty., Pub. Util. Comm. Wtr.
Rev. Bonds, 5s, 11/1/43	Aa3	$10,000,000	$11,474,500

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGO, 5 1/4s, 5/1/25	Aa3	2,250,000	2,563,943
Ser. F, 5s, 5/1/40	A1	4,750,000	5,171,040
Ser. G, 5s, 5/1/40	A1	4,400,000	4,790,016

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds
(Mission Bay North Redev.), Ser. C, 6 3/4s, 8/1/41	A–	1,000,000	1,154,750
(Mission Bay South), Ser. D, 6 5/8s, 8/1/39	BBB	1,250,000	1,362,400

San Joaquin Cnty. Trans. Auth. Rev. Bonds,
Ser. A, 5 1/2s, 3/1/41	AA	7,000,000	8,286,460

San Joaquin Hills, Trans. Corridor Agcy. Rev.
Bonds (Toll Road), Ser. A, 5s, 1/1/33	BB–	34,125,000	33,822,311

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	BBB	3,935,000	3,763,001

San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	A/P	1,000,000	1,001,440

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)
Ser. B, NATL, zero %, 9/1/27	Aaa	10,545,000	5,928,188
Ser. A, NATL, zero %, 9/1/26	Aaa	4,000,000	2,359,720

Santa Barbara Cnty., Waterfront COP, AMBAC, 5s,
10/1/27	A3	4,590,000	4,639,939

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A
6s, 7/1/31	A+	2,500,000	3,023,750
5 1/4s, 7/1/32	A+	4,000,000	4,591,360

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	495,000	498,406
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	504,755
(Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/27
(Prerefunded 9/1/21)	BBB+	3,305,000	3,609,424
(Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26
(Prerefunded 9/1/21)	BBB+	1,495,000	1,644,455
(Impt. Area No. 1), Ser. A, 5.1s, 9/1/30
(Prerefunded 9/1/21)	BBB+	495,000	525,546

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	780,632

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A
SGI, 5 1/8s, 12/1/35 (Prerefunded 12/1/14)	A+	3,000,000	3,308,130
5s, 12/1/35	A+	10,265,000	11,377,007
5s, 12/1/28	A+	2,305,000	2,651,580

Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	4,500,000	4,654,080
5 1/4s, 7/1/32	A/F	1,000,000	1,045,990

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25	Aa3	9,020,000	4,968,667

32	California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

California cont.
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	Baa1	$2,850,000	$3,116,960
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,652,310
Ser. A, 5s, 7/1/40	AA–	6,860,000	7,660,836

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	4,215,000	4,221,027

Sweetwater, High School COP, AGM, 5s, 9/1/27	Aa3	7,840,000	8,003,150

Tobacco Securitization Auth. of Southern CA Rev.
Bonds
Class A1-SNR, 5 1/8s, 6/1/46	B+	5,000,000	3,990,850
Ser. A1-SNR, 5s, 6/1/37	BB+	2,000,000	1,633,600

Tracy, Operational Partnership, Joint Powers
Auth. Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AA–	2,200,000	2,539,350
6 1/4s, 10/1/33	AA–	3,000,000	3,484,860

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5 7/8s, 1/1/29	A+	6,000,000	7,171,440
5 5/8s, 1/1/29	A+	1,000,000	1,177,690

Turlock, Irrigation Dist. Rev. Bonds, Ser. A,
5s, 1/1/40	A+	15,640,000	16,920,916

U. of CA Rev. Bonds
Ser. O, 5 1/4s, 5/15/39	Aa1	10,000,000	11,411,700
Ser. G, 5s, 5/15/37	Aa2	2,500,000	2,892,300

Ventura Cnty., COP (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA	1,500,000	1,756,230
5 3/4s, 8/15/28	AA	1,745,000	2,052,556

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/8s, 8/1/21	A–	4,000,000	4,550,200

West Kern, Cmnty. Coll. Dist. G.O. Bonds
(Election of 2004), Ser. B, SGI, zero %, 11/1/24	A1	2,395,000	1,394,800

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	750,000	797,708

			1,620,860,656
Guam (0.2%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,138,720

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	2,450,000	2,598,764

			3,737,484
Puerto Rico (5.6%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	Baa3	4,000,000	4,000,400

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	5,000,000	5,627,350
Ser. C, 6s, 7/1/39	Baa1	3,770,000	3,989,866
Ser. A, 5 1/4s, 7/1/34	Baa1	2,750,000	2,834,673

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	14,000,000	14,754,600
6s, 7/1/38	Baa2	5,850,000	6,183,275

California Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (100.3%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/29	Baa1	$3,500,000	$3,589,355

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA, 5s, 7/1/28	A3	1,200,000	1,209,432

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	14,800,000	14,808,140

Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
Bonds, Ser. B, 5s, 7/1/31	Baa1	5,000,000	5,102,200

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	Baa1	5,500,000	6,317,575

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	19,500,000	21,685,755
Ser. C, 5 1/4s, 8/1/41	A+	6,250,000	6,623,688

			96,726,309
Virgin Islands (0.1%)
VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,216,460

			2,216,460

TOTAL INVESTMENTS

Total investments (cost $1,545,853,584)			$1,723,540,909

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,717,815,017.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $8,323,064 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

34	California Tax Exempt Income Fund

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	18.0%
Health care	17.6
State government	17.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,723,540,909	$—

Totals by level	$—	$1,723,540,909	$—

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund	35

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,545,853,584)	$1,723,540,909

Cash	952,833

Interest and other receivables	21,885,945

Receivable for shares of the fund sold	4,788,150

Receivable for investments sold	1,710,000

Total assets	1,752,877,837

LIABILITIES

Distributions payable to shareholders	1,748,166

Payable for investments purchased	17,449,265

Payable for purchases of delayed delivery securities (Note 1)	3,354,240

Payable for shares of the fund repurchased	3,485,524

Payable for compensation of Manager (Note 2)	619,094

Payable for investor servicing fees (Note 2)	128,663

Payable for custodian fees (Note 2)	4,899

Payable for Trustee compensation and expenses (Note 2)	368,141

Payable for administrative services (Note 2)	7,637

Payable for distribution fees (Note 2)	917,766

Payable for floating rate notes issued (Note 1)	6,850,166

Other accrued expenses	129,259

Total liabilities	35,062,820

Net assets	$1,717,815,017

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,601,738,575

Undistributed net investment income (Note 1)	4,960,966

Accumulated net realized loss on investments (Note 1)	(66,571,849)

Net unrealized appreciation of investments	177,687,325

Total — Representing net assets applicable to capital shares outstanding	$1,717,815,017

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,591,810,012 divided by 190,796,445 shares)	$8.34

Offering price per class A share (100/96.00 of $8.34)*	$8.69

Net asset value and offering price per class B share ($8,749,149 divided by 1,049,611 shares)**	$8.34

Net asset value and offering price per class C share ($56,922,571 divided by 6,790,012 shares)**	$8.38

Net asset value and redemption price per class M share ($3,340,965 divided by 401,446 shares)	$8.32

Offering price per class M share (100/96.75 of $8.32)†	$8.60

Net asset value, offering price and redemption price per class Y share
($56,992,320 divided by 6,815,682 shares)	$8.36

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36	California Tax Exempt Income Fund

Statement of operations Year ended 9/30/12

INTEREST INCOME	$82,361,651

EXPENSES

Compensation of Manager (Note 2)	$7,274,915

Investor servicing fees (Note 2)	760,904

Custodian fees (Note 2)	17,393

Trustee compensation and expenses (Note 2)	143,080

Administrative services (Note 2)	50,494

Distribution fees (Note 2)	3,905,287

Interest and fees expense (Note 2)	46,055

Other	340,569

Total expenses	12,538,697

Expense reduction (Note 2)	(5,593)

Net expenses	12,533,104

Net investment income	69,828,547

Net realized gain on investments (Notes 1 and 3)	3,681,034

Net unrealized appreciation of investments during the year	97,641,417

Net gain on investments	101,322,451

Net increase in net assets resulting from operations	$171,150,998

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$69,828,547	$74,335,663

Net realized gain (loss) on investments	3,681,034	(24,512,470)

Net unrealized appreciation (depreciation) of investments	97,641,417	(17,221,599)

Net increase in net assets resulting from operations	171,150,998	32,601,594

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(465,632)	(140,785)

Class B	(2,581)	(1,247)

Class C	(14,558)	(4,468)

Class M	(864)	(241)

Class Y	(11,838)	(2,327)

From tax-exempt net investment income
Class A	(64,430,776)	(69,830,113)

Class B	(305,055)	(465,858)

Class C	(1,699,292)	(1,823,642)

Class M	(119,083)	(109,132)

Class Y	(2,014,225)	(1,407,847)

Increase in capital from settlement payments (Note 6)	—	132,294

Increase (decrease) from capital share transactions (Note 4)	58,783,838	(124,930,766)

Total increase (decrease) in net assets	160,870,932	(165,982,538)

NET ASSETS

Beginning of year	1,556,944,085	1,722,926,623

End of year (including undistributed net investment income
of $4,960,966 and $4,597,739, respectively)	$1,717,815,017	$1,556,944,085

The accompanying notes are an integral part of these financial statements.

38	California Tax Exempt Income Fund

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California Tax Exempt Income Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)

Class A
September 30, 2012	$7.83	.34	.51	.85	(.34)	—	(.34)	—	—	$8.34	11.12	$1,591,810	.75 [e]	4.30 [e]	6
September 30, 2011	7.99	.36	(.16)	.20	(.36)	—	(.36)	—	— [d]	7.83	2.75	1,466,160	.75 [e]	4.77 [e]	9
September 30, 2010	7.93	.36	.07	.43	(.37)	—	(.37)	— [c]	—	7.99	5.64	1,627,229	.76 [e]	4.74 [e]	16
September 30, 2009	7.30	.36	.62	.98	(.35)	—	(.35)	— [c]	—	7.93	14.12	1,655,447	.80 [e,f]	4.98 [e,f]	26
September 30, 2008	8.04	.35	(.71)	(.36)	(.34)	(.04)	(.38)	— [c]	—	7.30	(4.69)	1,666,074	.77 [e]	4.44 [e]	48

Class B
September 30, 2012	$7.83	.29	.51	.80	(.29)	—	(.29)	—	—	$8.34	10.42	$8,749	1.38 [e]	3.67 [e]	6
September 30, 2011	7.98	.31	(.15)	.16	(.31)	—	(.31)	—	— [d]	7.83	2.24	8,615	1.38 [e]	4.15 [e]	9
September 30, 2010	7.92	.31	.07	.38	(.32)	—	(.32)	— [c]	—	7.98	4.97	15,928	1.39 [e]	4.14 [e]	16
September 30, 2009	7.29	.31	.63	.94	(.31)	—	(.31)	— [c]	—	7.92	13.37	29,276	1.44 [e,f]	4.35 [e,f]	26
September 30, 2008	8.04	.30	(.72)	(.42)	(.29)	(.04)	(.33)	— [c]	—	7.29	(5.45)	49,316	1.41 [e]	3.79 [e]	48

Class C
September 30, 2012	$7.87	.28	.51	.79	(.28)	—	(.28)	—	—	$8.38	10.19	$56,923	1.53 [e]	3.51 [e]	6
September 30, 2011	8.03	.30	(.16)	.14	(.30)	—	(.30)	—	— [d]	7.87	1.95	45,516	1.53 [e]	3.99 [e]	9
September 30, 2010	7.96	.30	.08	.38	(.31)	—	(.31)	— [c]	—	8.03	4.95	51,872	1.54 [e]	3.95 [e]	16
September 30, 2009	7.33	.30	.63	.93	(.30)	—	(.30)	— [c]	—	7.96	13.18	44,289	1.59 [e,f]	4.18 [e,f]	26
September 30, 2008	8.07	.29	(.71)	(.42)	(.28)	(.04)	(.32)	— [c]	—	7.33	(5.40)	34,679	1.56 [e]	3.66 [e]	48

Class M
September 30, 2012	$7.81	.32	.51	.83	(.32)	—	(.32)	—	—	$8.32	10.83	$3,341	1.03 [e]	4.00 [e]	6
September 30, 2011	7.97	.34	(.16)	.18	(.34)	—	(.34)	—	— [d]	7.81	2.45	2,590	1.03 [e]	4.48 [e]	9
September 30, 2010	7.91	.34	.06	.40	(.34)	—	(.34)	— [c]	—	7.97	5.34	3,011	1.04 [e]	4.46 [e]	16
September 30, 2009	7.28	.34	.62	.96	(.33)	—	(.33)	— [c]	—	7.91	13.81	3,775	1.09 [e,f]	4.69 [e,f]	26
September 30, 2008	8.03	.33	(.72)	(.39)	(.32)	(.04)	(.36)	— [c]	—	7.28	(5.11)	4,358	1.06 [e]	4.14 [e]	48

Class Y
September 30, 2012	$7.85	.36	.51	.87	(.36)	—	(.36)	—	—	$8.36	11.30	$56,992	.53 [e]	4.49 [e]	6
September 30, 2011	8.01	.38	(.16)	.22	(.38)	—	(.38)	—	— [d]	7.85	2.99	34,064	.53 [e]	4.98 [e]	9
September 30, 2010	7.94	.38	.07	.45	(.38)	—	(.38)	— [c]	—	8.01	6.01	24,888	.54 [e]	4.95 [e]	16
September 30, 2009	7.31	.37	.63	1.00	(.37)	—	(.37)	— [c]	—	7.94	14.34	18,410	.59 [e,f]	5.18 [e,f]	26
September 30, 2008†	7.96	.28	(.66)	(.38)	(.27)	—	(.27)	— [c]	—	7.31	(4.91)*	10,718	.42*[e]	3.53*[e]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	California Tax Exempt Income Fund	California Tax Exempt Income Fund	41

Financial highlights (Continued)

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

e Includes interest and fee expense associated with borrowings which amounted to the following (Note 1):

Percentage of
average net assets

September 30, 2012	<0.01%

September 30, 2011	<0.01

September 30, 2010	<0.01

September 30, 2009	<0.01

September 30, 2008	<0.01

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class of the fund reflect a reduction as of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.01%

September 30, 2009	<0.01

The accompanying notes are an integral part of these financial statements.

42	California Tax Exempt Income Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with the preservation of capital by investing mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

California Tax Exempt Income Fund	43

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $15,173,230 were held by the TOB trust and served as collateral for $6,850,166 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $10,671 for these investments based on an average interest rate of 0.19%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

44	California Tax Exempt Income Fund

At September 30, 2012, the fund had a capital loss carryover of $64,166,780 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$2,913,927	$16,062,548	$18,976,475	*

766,815	N/A	766,815	September 30, 2016

12,478,683	N/A	12,478,683	September 30, 2017

1,872,123	N/A	1,872,123	September 30, 2018

30,072,684	N/A	30,072,684	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $115,507 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable, and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $401,416 to decrease undistributed net investment income, $47 to increase paid-in-capital and $401,369 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$179,014,268
Unrealized depreciation	(2,326,800)

Net unrealized appreciation	176,687,468
Undistributed tax-exempt income	6,356,784
Undistributed ordinary income	352,349
Capital loss carryforward	(64,166,780)
Post-October capital loss deferral	(115,507)
Cost for federal income tax purposes	$1,546,853,441

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

California Tax Exempt Income Fund	45

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$711,363
Class B	3,961
Class C	23,125
Class M	1,401
Class Y	21,054
Total	$760,904

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,593 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,322 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to

46	California Tax Exempt Income Fund

April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,318,942
Class B	72,180
Class C	499,052
Class M	15,113
Total	$3,905,287

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $157,818 and $238 from the sale of class A and class M shares, respectively, and received $6,593 and $1,076 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,865 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $179,871,835 and $90,846,541, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	17,970,155	$146,532,100	10,566,546	$80,748,686

Shares issued in connection with
reinvestment of distributions	5,719,293	46,518,328	6,404,774	48,439,599

	23,689,448	193,050,428	16,971,320	129,188,285

Shares repurchased	(20,071,829)	(162,915,939)	(33,412,037)	(251,398,459)

Net increase (decrease)	3,617,619	$30,134,489	(16,440,717)	$(122,210,174)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	251,733	$2,042,302	88,935	$673,338

Shares issued in connection with
reinvestment of distributions	29,214	237,471	42,463	320,749

	280,947	2,279,773	131,398	994,087

Shares repurchased	(332,084)	(2,669,063)	(1,025,501)	(7,738,496)

Net decrease	(51,137)	$(389,290)	(894,103)	$(6,744,409)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,246,058	$18,421,747	1,198,840	$9,229,185

Shares issued in connection with
reinvestment of distributions	155,582	1,272,091	169,191	1,285,764

	2,401,640	19,693,838	1,368,031	10,514,949

Shares repurchased	(1,396,141)	(11,374,879)	(2,045,752)	(15,443,490)

Net increase (decrease)	1,005,499	$8,318,959	(677,721)	$(4,928,541)

California Tax Exempt Income Fund	47

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	87,821	$708,796	36,171	$282,326

Shares issued in connection with
reinvestment of distributions	11,858	96,333	11,352	85,740

	99,679	805,129	47,523	368,066

Shares repurchased	(29,623)	(240,765)	(93,708)	(718,116)

Net increase (decrease)	70,056	$564,364	(46,185)	$(350,050)

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,947,566	$32,175,568	2,609,037	$19,753,684

Shares issued in connection with
reinvestment of distributions	175,371	1,432,977	121,397	921,164

	4,122,937	33,608,545	2,730,434	20,674,848

Shares repurchased	(1,647,128)	(13,453,229)	(1,499,398)	(11,372,440)

Net increase	2,475,809	$20,155,316	1,231,036	$9,302,408

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of California.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $129,861 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,433 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

48	California Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.28% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

California Tax Exempt Income Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	California Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

California Tax Exempt Income Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52	California Tax Exempt Income Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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AN045
277555 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$56,702	$--	$6,300	$ —
September 30, 2011	$59,344	$--	$6,100	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$ —	$ —	$ —

September 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012